*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

Insurance Provisional Sum Adjustment

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00010 DATE OF CHANGE ORDER: January 23, 2014

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The value of the Insurance Provisional Sum specified in Article 1.3 of Attachment EE of the Stage 2 Agreement was originally *** U.S. Dollars (U.S. $***). This Change Order will decrease the Insurance Provisional Sum by $***. The new value of the Insurance Provisional Sum as adjusted by this Change Order is *** U.S. Dollars (U.S. $***).

2.
The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $246,743,948. This Change Order will decrease the Aggregate Provisional Sum amount by $*** and the new value shall be $235,493,590.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment A of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

4.	The overall cost breakdown associated with the reduction in the Insurance Provisional Sum is provided in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-0009)	$(10,811,360)
The Contract Price prior to this Change Order was	$3,758,188,640
The Contract Price will be (decreased) by this Change Order in the amount of	$ (***)
The new Contract Price including this Change Order will be	$3,746,938,282

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Section 3 and Exhibit A of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
~~[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
February 17, 2014	January 28, 2014
Date of Signing	Date of Signing

CHANGE ORDER FORM

Additional Stage 2 GTGs

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00011 DATE OF CHANGE ORDER: January 23, 2014

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	This Change Order is for the addition of upgrades to the two Stage 2 Gas Turbine Generators (GTGs). These upgrades include:

a.	marine-grade aluminum weather louvers;

b.	Type 316 stainless steel hardware on enclosures;

c.	316 stainless steel water wash system;

d.	Stainless steel turbine enclosure;

e.	Redundant processors and power supplies for controls;

f.	Generator acoustic cladding for noise compliance; and

g.	Wobbe meters.

2.	The overall cost breakdown associated with the upgrades to the GTGs is provided in Exhibit A of this Change Order.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment A of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00010)	$(22,061,718)
The Contract Price prior to this Change Order was	$3,746,938,282
The Contract Price will be (decreased) by this Change Order in the amount of	$1,147,888
The new Contract Price including this Change Order will be	$3,748,086,170

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Section 2, 3 and Exhibits A and B of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
February 6, 2014	January 24, 2014
Date of Signing	Date of Signing

CHANGE ORDER FORM

Lien and Claim Waiver Modification

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-0012 DATE OF CHANGE ORDER: March 24, 2014

The Agreement between the Parties listed above is changed as follows:

1.	Article 1 of the Agreement is amended to add the following definition:
“Bulk Order Subcontractors” means the Subcontractors for the following Subcontracts:

•	On/Off Ball Valves

•	Cryogenic Ball Valves

•	Pipe Spool Fabrication

•	Structural & Misc. Steel

•	Fittings

•	Pipe, CS & LTCS Welded

•	Pipe, SS

•	Ball Valves

•	Electrical Wire and Cable

•	Electrical Bulks

2. The “Interim Unconditional Lien Waiver” definition in Article 1 of the Agreement is amended and restated as follows:
“Interim Unconditional Lien Waiver” means the unconditional waiver and release provided to Owner by Contractor, Lien Waiver Subcontractors, Major Sub-subcontractors and Bulk Order Subcontractors in accordance with the requirements of Section 7.2.D which shall be in the form of Attachment K, Schedules K-2 and K-4.
3. The “Interim Conditional Lien Waiver” definition in Article 1 of the Agreement is amended and restated as follows:
“Interim Conditional Lien Waiver” means the conditional lien waiver and release provided to Owner by Contractor, Lien Waiver Subcontractors, Major Sub-subcontractors and Bulk Order Subcontractors in accordance with the requirements of Section 7.2.D which shall be in the form of Attachment K, Schedules K-1 and K-3.
4. Section 7.2D of the Agreement is amended and is restated as follows:

“As a condition of payment, each Invoice received by Owner prior to Final Completion shall be accompanied by a fully executed (i) Interim Conditional Lien Waiver from Contractor in the form of Schedule K-1 for all Work performed through the end of the Month preceding the Month of the date of the Invoice (i.e., Month N-1) and (ii) Interim Unconditional Lien Waiver from Contractor in the form of Schedule K-2 for all Work performed through the end of the Month preceding the Month of the date of the last Invoice submitted by Contractor (i.e., Month N-2). In addition, as a condition of payment, Contractor shall also provide, subject to Section 7.2D.1, (i) fully executed Interim Conditional Lien Waivers in the form of Schedule K-3 from each Lien Waiver Subcontractor whose invoice is received by Contractor in the Month covered by Contractor’s Invoice (with each such Interim Conditional Lien Waiver covering all Work performed by each such Lien Waiver Subcontractor through the end of the Month preceding the Month of the date of such Lien Waiver Subcontractor’s invoice (i.e., Month N-1)), together with fully executed Interim Unconditional Lien Waivers from each
Lien Waiver Subcontractor in substantially the form set forth in Schedule K-4 for all Work performed by such Lien Waiver Subcontractor through the end of the Month preceding the Month of the date of each such Lien Waiver Subcontractor’s preceding invoice (i.e., Month N-2); (ii) fully executed Interim Conditional Lien Waivers in substantially the form of Schedule K-3 from each Major Sub-subcontractor whose invoice is received by Contractor in the Month covered by Contractor’s Invoice (with each such Interim Conditional Lien Waiver covering all Work performed by each such Major Sub-subcontractor through the end of the Month preceding the Month of the date of such Major Sub-subcontractor’s invoice (i.e., Month N-1)), together with fully executed Interim Unconditional Lien Waivers from each Major Sub-subcontractor in substantially the form set forth in Schedule K-4 for all Work performed by such Major Sub-subcontractor through the end of the Month preceding the Month of the date of each such Major Sub-subcontractor’s preceding invoice (i.e., Month N-2); provided that if Contractor fails to provide to Owner an Interim Conditional Lien Waiver or Interim Unconditional Lien Waiver from a Lien Waiver Subcontractor or Major Sub-subcontractor as required in this Section 7.2D, Owner’s right to withhold payment for the failure to provide any such Interim Conditional Lien Waiver or Interim Unconditional Lien Waiver shall be limited to the amount that should have been reflected in such Interim Conditional Lien Waiver or Interim Unconditional Lien Waiver. In addition, if and to the extent that Contractor obtains any lien or claim waivers from any Subcontractors or Sub-subcontractors which are not a Lien Waiver Subcontractor or Major Sub-subcontractor, Contractor shall provide to Owner such lien or claim waivers with the next Invoice following Contractor’s receipt of each such lien or claim waiver.

1.For Bulk Order Subcontractors only, as a condition of payment, every third (3rd) Invoice received by Owner prior to Final Completion shall be accompanied by fully executed Interim Unconditional Lien Waivers from each Bulk Order Subcontractor in substantially the form set forth in Schedule K-4 for all Work performed by such Bulk Order Subcontractor through the end of the period ending four (4) Months prior to such Invoice (i.e. Month N-4); provided that if Contractor fails to provide to Owner an Interim Unconditional Lien Waiver from a Bulk Order Subcontractor as required in this Section 7.2D.1, Owner’s right to withhold payment for the failure to provide such Interim Unconditional Lien Waiver shall be limited to the amount that should have been reflected in such Interim Unconditional Lien Waiver; provided further, if Contractor fails to provide an Interim Unconditional Lien Waiver from a Bulk Order Subcontractor but Contractor provides an Interim Conditional Lien Waiver (in substantially the form set forth in Schedule K-3 for all Work performed by such Bulk Order Subcontractor) and evidence to Owner that such Bulk Order Subcontractor has been paid (as shown in a check that has been properly endorsed and has been paid by the bank on which it is drawn, or evidence the wire transfer payment is received by such Bulk Order Subcontractor), then Owner shall not withhold payment of such amount and Contractor’s obligation to deliver an Interim Unconditional Lien Waiver from such Bulk Order Subcontractor as required by this Section 7.2D.1. shall be deemed satisfied. Except as provided in the preceding sentence, Bulk Order Subcontractors are not required to provide Interim Conditional Lien Waivers. For the purposes of Interim Conditional Lien Waivers and Interim Unconditional Lien Waivers, Bulk Order Subcontractors shall not be considered a Lien Waiver Subcontractor.”

5. Schedule K-3 is amended and replaced by Exhibit A as attached to this Change Order.
6. Schedule K-4 is amended and replaced by Exhibit B as attached to this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00011)	$(20,913,830)
The Contract Price prior to this Change Order was	$3,748,086,170
The Contract Price will be unchanged by this Change Order in the amount of	$—
The new Contract Price including this Change Order will be	$3,748,086,170

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: No.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
April 15, 2014	March 24, 2014
Date of Signing	Date of Signing

CHANGE ORDER FORM

Revised Stage 2 EPC Agreement Attachments S & T

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00013 DATE OF CHANGE ORDER: March 24, 2014

The Agreement between the Parties listed above is changed as follows:

1.
Bechtel and SPL agree Attachment S - “Performance Tests and Commissioning Tests” and Attachment T - “Performance Guarantee, Performance Liquidated Damages, Minimum Acceptance Criteria, and Delay Liquidated Damages” of the EPC Agreement shall be replaced with the revised versions in Exhibit A of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00012)	$(20,913,830)
The Contract Price prior to this Change Order was	$3,748,086,170
The Contract Price will be unchanged by this Change Order in the amount of	$—
The new Contract Price including this Change Order will be	$3,748,086,170

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: No.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Senior Vice President
Title	Title
April 15, 2014	March 25, 2014
Date of Signing	Date of Signing